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                                                                  EXHIBIT 10.15

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

         THIS ACCOUNTS RECEIVABLE PURCHASE AGREEMENT made as of the 12th day of April, 2002 by and among CTAC FUNDING CORP., a New York corporation ("CTAC"), Scient, Inc. ("Scient," and as agent for the Companies (as defined below), the "Company Agent") and each other company set forth on Exhibit A hereto (Scient and each such other company shall hereinafter be referred to, individually, as a "Company" and, collectively, as the "Companies").

                                  WITNESSETH:

         WHEREAS, each Company has requested CTAC to purchase from it, from time to time, all of the right, title and interest of such Company in and to certain accounts receivable due to such Company from its customers; and

         WHEREAS, CTAC is willing to purchase accounts receivable from each Company from time to time, upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, to induce CTAC to purchase such accounts receivable, and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1.       Tender of Accounts Receivable; Invoices.

                  (a) The Company Agent will tender to CTAC all of the accounts receivable from customers located in the United States of America of the Companies (individually, an "Account Receivable," and, collectively, "Accounts Receivable") by delivering to CTAC or, at CTAC's direction, Access Capital, Inc. as CTAC's servicing agent ("Access Capital"), all of the invoices to be rendered to such customers promptly after the creation thereof. Delivery of invoices shall be made by hard copy to Access Capital together with all supporting documentation included with such invoices. CTAC or Access Capital will forward all such invoices delivered to such Company's customers (without regard to whether such invoices are offered for purchase by CTAC), in accordance with CTAC's or Access Capital's standard procedures, together with notice by such Company to its customers, in the form prescribed by CTAC or Access Capital, of the assignment of payment of such invoices to CTAC.

                  (b) CTAC and/or Access Capital will conduct such examination and verification of the invoices delivered to it, and such credit investigation of the account debtors, as it considers necessary or desirable. CTAC will, on a regular basis, advise the Company Agent of the credit worthiness of the account debtors and will, by 5:00 p.m. New York City time on the business day immediately following the business day on which CTAC or Access Capital shall have received by 11:00 a.m. New York City time Accounts Receivable tendered by the Company, notify the Company Agent as to which such Accounts Receivable CTAC shall purchase and deem Eligible Accounts Receivable (the "Eligibility Determination"); provided, however, in the event CTAC's and/or Access Capital's credit department, in the exercise of its reasonable business judgment and


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in accordance with its regular operating procedures, requires additional time to verify any information with respect to a specific Account Receivable, it shall have the right to do so and in connection therewith the time period for response shall be extended for the period necessary to receive such verification, in which case the Company Agent by written notice to CTAC may withdraw such Account Receivable from consideration by CTAC. CTAC shall have the right, in the exercise of its reasonable discretion, not to purchase any of the Accounts Receivable tendered to it by any Company, irrespective of whether CTAC has previously purchased Accounts Receivable from such Company or has purchased Accounts Receivable of any particular account debtor (individually, an "Account Debtor," and, collectively, "Account Debtors").

         2.       Purchase and Sale of Accounts Receivable.

                  (a) Those Accounts Receivable which CTAC elects to purchase from each Company from time to time shall be listed in an Invoice Delivery Schedule, substantially in the form of Exhibit B (such form, together with any schedules and attachments thereto is hereinafter referred to as an "Invoice Schedule"), executed by the Company Agent and accepted by CTAC from time to time throughout the term of this Agreement. Upon acceptance by CTAC of an Invoice Schedule, the applicable Company shall be deemed to have sold, assigned, transferred, conveyed and delivered to CTAC, and CTAC shall be deemed to have purchased and received from such Company, all right, title and interest of such Company in and to the Accounts Receivable listed in such Invoice Schedule. Notwithstanding the foregoing, if any Company or CTAC fails to include in any Invoice Schedule a particular Account Receivable tendered by such Company to CTAC, but CTAC nonetheless makes an Initial Payment (as hereinafter defined) to such Company, or the Company Agent, for such Account Receivable, then CTAC shall be presumed conclusively to have purchased, and such Company shall be presumed conclusively to have sold, such Account Receivable pursuant to this Agreement, and such Account Receivable shall be governed by the terms and conditions (including, without limitation, such Company's representations and warranties to CTAC) of this Agreement. The Accounts Receivable which CTAC has purchased, either by its acceptance of an Invoice Schedule or by making an Initial Payment with respect thereto, are sometimes referred to herein as "Purchased Receivables." The initial payment to be made by CTAC (the "Initial Payment") shall be in the amount of 75% of the Net Amount (as hereafter defined) of such Eligible Accounts Receivable ("Initial Payment Percentage"), provided, however, that in the event the Companies' Dilution Rate (as hereafter defined) with respect to Accounts Receivable exceeds 5%, the Initial Payment Percentage shall be reduced by 1% for each 1% increase in the Dilution Rate. As used herein, "Eligible Accounts Receivable" shall mean those Accounts Receivable arising in the ordinary course of the Companies business which do not fall within any one or more of the following ineligibility criteria as determined by CTAC in the exercise of its reasonable discretion exercised in good faith: (i) such Account Receivable is due from an Account Debtor with respect to which 25% or more of the Accounts Receivable from such Account Debtor are unpaid more than 75 days from invoice date, (ii) such Account Receivable is due or unpaid more than 75 days from invoice date, (iii) such Account Receivable is due from an affiliate or subsidiary of such Company or from a person or entity controlled by an affiliate or subsidiary of such Company, (iv) CTAC believes, in the good faith exercise of its reasonable credit judgment, that collection of such Account Receivable is insecure or that such Account Receivable may not be paid due to the Account Debtor's poor credit, poor past performance with respect to timely payment or other circumstances that would cause CTAC in the good faith exercise of its reasonable credit


                                      -2-

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judgment to determine not to purchase such Account Receivable, (v) such Account
Receivable is subject to any offset, deduction, defense, dispute or counterclaim; provided, however, in the event CTAC shall have received a writing signed by a person authorized to bind the applicable Account Debtor indicating that such Account Receivable shall be payable in full by such
Account Debtor other than with respect to any such offset, deduction, defense, dispute or counterclaim, then such Account Receivable shall only be deemed ineligible under this clause "(v)" with respect to the amount relating to any such offset, deduction, defense, dispute or counterclaim, (vi) such Account Receivable is due from a creditor or supplier of such Company or is otherwise contingent in any respect or for any reason, (vii) such Account Receivable is due from an Account Debtor located outside the United States of America, (viii) such Account Receivable is due from an Account Debtor from whom more than $1,750,000 in Accounts Receivable remain unpaid, but only to the extent of such amount over $1,750,000, (ix) such Account Receivable is not payable in United States Dollars, (x) the Account Debtor liable in respect of such Account Receivable shall not have delivered to CTAC a written confirmation acknowledging that such Account Receivable is due and owing by such Account Debtor without offset, deduction, defense, dispute or counterclaim, or (xi)
such Account Receivable is not otherwise satisfactory to CTAC as determined by CTAC in the good faith exercise of its reasonable discretion. In connection with CTAC's activities in determining the eligibility of Accounts Receivable, the Companies shall cooperate in an updated collateral audit by an independent field auditor engaged by CTAC to confirm to CTAC's reasonable satisfaction the adequacy of (i) the Companies' collateral management systems, including a centralized contract maintenance system and timely invoicing procedures with proper documentation in accordance with the respective contract to which such invoice relates (i.e.: milestone schedules with customer sign off, and deliverable schedules with customer sign off) and (ii) the Companies' legal administration systems to ensure that contracts from which Accounts Receivable are created and tendered for purchase have been properly and duly executed. As used herein, (a) "Net Amount" shall mean the gross amount of Eligible Accounts Receivable less returns, discounts and allowances to customers and (b)
"Dilution Rate" shall mean any reduction in the value of an Account Receivable at any time caused by: return of goods, discounts, allowances, rebills, credits and/or any other non-cash offsets asserted or assertable by an Account Debtor. Without the consent of CTAC, in no event shall the aggregate outstanding amount of Initial Payments made by CTAC with respect to Purchased Receivables exceed the lesser of (i) $5,000,000 ("Capital Availability Amount") at any time or from time to time or (ii) 75% of Eligible Accounts Receivable at such date. Notwithstanding anything contained herein to the contrary, the purchase of an Account Receivable by CTAC at any time despite the existence of one or more the previous ineligibility criteria shall not constitute a waiver by CTAC of any of its rights hereunder with respect to any subsequent Accounts Receivable tendered for purchase.

                  (b) As soon as a wire transfer may be reasonably initiated following an Eligibility Determination (but in no event later than 1 business day thereafter), CTAC shall deliver to the Company Agent the amount of the Initial Payment specified in the Fee Schedule, a copy of which is attached as Exhibit C hereto and made a part hereof (the "Fee Schedule") with respect to the Accounts Receivable subject to such Eligibility Determination.

                  (c) By the Company Agent's execution of each Invoice Schedule with respect to Accounts Receivable or acceptance by the Company Agent of an Initial Payment with respect to an Account Receivable, each Company, jointly and severally, shall be deemed to represent, warrant


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and covenant to CTAC with respect to each such Purchased Receivable that:

                           (i) The Company in whose name the invoice has been billed is the sole owner of such Purchased Receivable and such Purchased Receivable has not previously been assigned or encumbered in any manner; such Company has the full power and authority to sell such Purchased Receivable and its sale to CTAC has been duly authorized by all necessary corporate action;

                           (ii) The goods or services listed or referred to in the invoice related to such Purchased Receivable have been shipped or rendered to the Account Debtor, and the prices and terms of shipment set forth therein conform in all material respects to the terms of any related purchase order or agreement with the Account Debtor;

                           (iii) The invoice representing such Purchased Receivable correctly sets forth the full purchase price of the goods or services covered thereby, and such amount is due and owing from the Account Debtor, subject to no set-offs, deductions, disputes, contingencies or counterclaims against such Company or the invoice, and payment thereof is not contingent upon fulfillment of any obligation other than delivery of the goods or services referred to in such invoice and not dependent upon the performance of any additional work; and

                           (iv) Upon acceptance of the Invoice Schedule related thereto and payment of the Initial Payment with respect thereto, CTAC shall be vested with all right, title and interest in and to such Purchased Receivable, including all proceeds thereof, rights of stoppage in transit and rights of return, contract rights and rights under policies of insurance.

                  (d) If any Purchased Receivable is not paid by the Account Debtor within 75 days after the date that such Purchased Receivable was invoiced, or if any Purchased Receivable becomes ineligible by virtue of the discovery of the ineligibility of such Purchased Receivable subsequent to the date of such purchase, the Companies shall jointly and severally reimburse CTAC on demand for the amount of the Initial Payment with respect to any such Purchased Receivable (either in cash or, with the consent of CTAC, by way of offset from other Initial Payments and/or collections of Accounts Receivables of the Companies) plus a 1% adjustment fee of the amount of the Purchased Receivable; provided, however, no such adjustment fee shall be payable to the extent the Company shall have reimbursed CTAC for the amount of the Initial Payment made with respect to any such Purchased Receivable whether by cash, offset from other Initial Payments and/or collection of Accounts Receivable. Each Company shall be obligated to pay (and CTAC shall have the right to retain) any and all fees set forth in this Agreement and on the Fee Schedule attached hereto as Exhibit C (the "Fee Schedule") with respect to such Purchased Receivable even if such Company is required to reimburse CTAC for such Purchased Receivable.

                  (e) CTAC shall deliver weekly collection activity reports to the Company Agent identifying collections of Accounts Receivable for the period from the last delivered weekly collection report through the business day immediately preceding the date of such current report.

         3.       Conditions Precedent. CTAC shall not be obligated to
(i) purchase, or at any time to


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continue to purchase, any Accounts Receivable from any Company or (ii) at any time make Initial Payments to the Company Agent or any Company unless, in each case, as of the date such purchase and/or Initial Payment is made each of the following conditions shall have been satisfied or waived by CTAC:

                  (a) CTAC shall have filed Uniform Commercial Code financing statements covering the Collateral (as such term is hereinafter defined) with the appropriate filing officer or officers in each jurisdiction where, in the opinion of CTAC, such filing is necessary or desirable to perfect the security interests granted herein;

                  (b) The Companies shall have delivered to CTAC an opinion of counsel to the Companies, in form and substance satisfactory to CTAC and its counsel;

                  (c) Each Company shall have executed and delivered to CTAC an Internal Revenue Service Form 8821 authorizing CTAC to inspect and/or receive all information regarding all of such Company's taxes for all periods;

                  (d) CTAC shall have received such grants of security interests, liens on assets and other related documentation, in form and substance acceptable to CTAC and its counsel, including, without limitation, on intellectual properties, securities and other assets of Scient and its subsidiaries, to give to CTAC a first perfected security interest on the assets of Scient and its subsidiaries;

                  (e) Each Company shall have executed and/or delivered to CTAC all other documents, agreements, instruments, certificates and opinion letters as shall be reasonably required by CTAC in connection with the transactions contemplated by this Agreement;

                  (f) All security interests and liens covering the Collateral in favor of parties other than CTAC shall have been released, terminated or otherwise subordinated in each case in a manner satisfactory to CTAC and its counsel;

                  (g) Each of the representations and warranties made by each Company in or pursuant to this Agreement and the other Transaction Documents, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Transaction Document shall be true and correct in all material respects on and as of such date;

                  (h) No Default shall have occurred and be continuing, or would exist after giving effect to the Initial Payments then requested to be made;

                  (i) The Companies shall have satisfied the eligibility requirements set forth in Paragraph 2(a) with respect to Eligible Accounts Receivable such that sufficient availability exists to support all Initial Payments then requested to be made;

                  (j) CTAC shall have received each of the items set forth on Exhibit D attached hereto, each of which shall be in form and substance acceptable to CTAC;


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                  (k) Scient shall have received not less than $9,400,000 (the
"Maximum Term Loan Amount") in term loan proceeds (the "Term Loan") from North Fork Bank (assignee of Inmark Capital Corp.) ("NFB") pursuant to the Promissory Note dated March 18, 2002 made by Scient in favor of NFB (the "NFB Note");

                  (l) The Maximum Term Loan Amount shall then be outstanding, except to the extent the same shall have been reduced in connection with a Payment Event under and as defined in the NFB Note;

                  (m) The Company Agent shall have delivered to CTAC evidence that of all tax liabilities of each Company shall have been satisfied, including without limitation: (i) $500,000 in penalties and interest for fourth quarter 1999 payroll taxes; (ii) approximately $204,146.96 in tax liabilities plus accrued interest and penalties thereon owing by the Companies to the unemployment trust fund and applicable city, state and county taxing authorities for and (iii) $300,000 due for taxable relocation compensation in 2000; and

                  (n) The Company Agent shall have provided to CTAC a monthly cash flow analysis projection for the Companies that corresponds to the third and fourth quarter 2002 cash flow projection for the Companies (base case with risks and opportunities) previously provided to CTAC.

         4.       Collection of Accounts Receivable.

                  (a) Commencing on the date of this Agreement, CTAC or Access Capital, as applicable, shall administer the collection of all Accounts Receivable originated by each Company. Following identification of payments and application to the related invoices, payments received with respect to Accounts Receivable, net of CTAC's fees as set forth in this Agreement and the Fee Schedule and any amounts due with respect to Purchased Receivables, shall be remitted to the Company Agent by CTAC at weekly intervals (or such other intervals to which the Company Agent and CTAC may agree from time to time).

                  (b) CTAC shall have the right of endorsement on all payments received in connection with each Account Receivable and each Company hereby appoints CTAC the attorney-in-fact and agent of such Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement.

                  (c) CTAC shall have no liability to any Company for any mistake in the application of any payment received by it with respect to any Account Receivable, so long as it acts in good faith and without gross negligence.

         5. Administration of Purchased Receivables. As CTAC collects the Purchased Receivables, it will pay to the Company Agent an amount equal to the excess, if any, of (i) the aggregate amount collected by CTAC with respect to such Purchased Receivable, less (ii) the sum of (A) the Initial Payment made by CTAC with respect to such Purchased Receivable, (B) the fees as set forth in this Agreement and the Fee Schedule earned by CTAC with respect to such

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Purchased Receivable, (C) the aggregate amount theretofore paid by CTAC (in excess of the amounts specified in clauses (ii)(A) and (ii)(B)) with respect to such Purchased Receivable, if any, and (D) any amounts due pursuant to Sections 8 and 10 below which have not theretofore been paid.

         6.       Post-Default Collection. If a Default (as defined in
Section 11 below) shall have occurred and be continuing, in addition to any other rights and remedies of CTAC hereunder, CTAC shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable as follows, before any payment from such collections shall be made to the Company Agent: (i) against the unreimbursed balance of the Initial Payments made by CTAC to the Company Agent; (ii) to the payment of all fees accrued with respect to Accounts Receivable purchased by CTAC from each Company, whether or not such fees have become due and payable pursuant to the terms of this Agreement; and (iii) to the payment of any and all other liabilities and obligations of each Company to CTAC pursuant to this Agreement and any other agreement entered into in connection with the transactions contemplated hereby (the "Transaction Documents"). For purposes of this Section 6, "Company" means and includes each person named as a Company in the preamble to this Agreement and any parent, subsidiary, controlling person or other affiliate.

         7.       Collection of Accounts Receivable.

                  (a) Each Company will instruct all Account Debtors obligated with respect to its Accounts Receivable to mail or deliver payments on such Accounts Receivable directly to Access Capital at its address set forth at the end of this Agreement or to such other address that CTAC may specify in a written notice to the Company Agent. Such instructions shall not be rescinded or modified without CTAC's prior written consent. If, despite such instructions, any Company shall receive any payments with respect to any Accounts Receivable purchased by CTAC, such Company shall receive such payments in trust for the benefit of CTAC, shall segregate such payments from its other funds, and shall deliver or cause to be delivered to Access Capital, in the same form as so received with all necessary endorsements, all such payments received as soon as practicable, but in no event later than seven business days after the receipt thereof by such Company. The Companies shall jointly and severally pay CTAC fifteen percent (15%) per annum of the amount of any payment on account of Purchased Receivables which has been received by any Company and not delivered in kind to Access Capital no later than seven business days following receipt by such Company.

                  (b) CTAC, or Access Capital, as applicable shall have the full power and authority to collect each Account Receivable, through legal action or otherwise, and may, in its sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts Receivable, if such action will facilitate collection. The amount of any reduction resulting from any such settlement, compromise, assignment or other collection action shall reduce the balance otherwise due to the Companies hereunder. Each Company acknowledges and agrees that CTAC shall have the sole and exclusive right to commence legal action to collect any Account Receivable.

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         8.       Payment of Expenses and Taxes; Indemnification. The Companies
will jointly and severally (a) pay or reimburse CTAC and its participants for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to CTAC and its participants (whether or not such counsel is affiliated with CTAC and/or its participants),
(b) pay or reimburse CTAC and its participants for all of their respective reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Transaction Documents, and the verification of the Accounts Receivable and the credit worthiness of the account debtors, including, without limitation, reasonable fees and disbursements of counsel to CTAC and its participants (whether or not such counsel is affiliated with CTAC and/or its participants) and any collateral evaluation (e.g. field examinations, collateral analysis or other business analysis) performed by CTAC or for its benefit as CTAC deems necessary; (c) pay, indemnify, and hold CTAC and its participants harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement of modification of, or any waiver or consent under or in respect of, the Transaction Documents; (d) pay, indemnify, and hold CTAC, its participants and Access Capital harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether threatened, pending or determined (including attorneys' fees and court costs now or hereafter arising from the enforcement of this clause), (1) with respect to the execution, delivery, enforcement and performance of the Transaction Documents, including, without limitation, the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any collateral, or (2) arising directly or indirectly from the activities of any Company or any subsidiary, its predecessors in interest, or third parties with whom any Company or any subsidiary has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person, or (3) arising by virtue of or in connection with any representation or warranty by any Company being untrue as of the date made or any agreement or covenant by any Company not being performed as and when required hereunder, or (4) arising directly or indirectly from any commissions, fees or other compensation owing or claimed to be owing by one or more of the Companies to any person or entity in connection with the transactions contemplated hereby (all of the foregoing, collectively, the "indemnified liabilities"); provided, that the Companies shall have no obligation hereunder to CTAC, its participants and/or Access Capital with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of CTAC, its participants and/or Access Capital, (ii) salaries and other amounts payable by CTAC, its participants and/or Access Capital to its employees in the ordinary course of business (other than for legal fees specifically billed with respect to a particular matter to which the foregoing relates) or (iii) expenses incurred by CTAC, its participants and/or Access Capital (other than those specifically enumerated above) in the ordinary course of business in connection with the performance of its obligations hereunder. To the extent that CTAC, its participants and/or Access Capital shall incur costs or expenses, or shall provide amounts to any Company in excess of amounts otherwise delivered hereunder as Initial Payments, all such amounts shall bear interest at a rate equal to the Prime Rate plus two percent per annum of the amounts so provided, for each month

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or portion thereof as such amounts shall be outstanding; provided, however, if any such amounts shall be outstanding on and after the seventh day following the month in which such amounts became due, such amounts shall thereafter bear interest at a rate equal to 15% per annum of the amounts so provided for each month or portion thereof as such amounts shall be outstanding. The agreements in this Section 8 shall survive the termination of this Agreement.

         9.       Term.

                  (a) This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on the third anniversary of the date on which the Company Agent shall first receive proceeds of an Initial Payment from CTAC (the "Initial Term"). In the event CTAC elects to extend the term of this Agreement beyond the Initial Term or any renewal term, CTAC shall deliver a renewal notice to the Company Agent at least 60 days prior to the expiration date of the Initial Term or any renewal term, as applicable, in which case this Agreement shall be deemed to be automatically renewed for an additional period equal to the Initial Term unless the Company Agent shall deliver written notice of cancellation to CTAC not earlier than 45 days and not later than 30 days prior to the expiration date of the Initial Term or any succeeding renewal term. Anything in this Agreement to the contrary notwithstanding, the Company Agent shall have the right to terminate this Agreement upon 30 days prior written notice to CTAC; provided that the Companies shall have paid to CTAC, at or prior to such termination, in addition to all amounts due hereunder, including without limitation all fees payable hereunder, an early termination fee equal to (i) 4% of the Capital Availability Amount if such termination occurs at any time prior to the commencement of the second year of a term of this Agreement, (ii) 3% of the Capital Availability amount if such termination occurs at any time during the second year of a term of this Agreement and (iii) 2% of the Capital Availability Amount if such termination occurs at any time during the final year of a term of this Agreement.

                  (b) The representations, warranties and covenants of each Company and the remedies of CTAC for a breach of such representations, warranties and/or covenants, shall survive the termination of this Agreement, and such termination shall not affect the rights of CTAC to enforce its remedies under the Transaction Documents against any Company or against any collateral after a default by any Company.

         10. Origination Fee. The Companies shall jointly and severally pay to CTAC an annual origination fee in an amount equal to 2% of the Capital Availability Amount, which such origination fee shall be deemed fully earned on the date hereof and on each anniversary date hereof. The fee shall be payable subject to acceleration upon the occurrence of a Default (a) with respect to the first year of the Initial Term, in six equal monthly installments of $16,666.66 each with the initial installment of $16,666.66 payable on the date hereof and the remaining five payments on the first day of each month hereafter and (b) with respect to each anniversary date hereof, in full on the first day of each such anniversary date. The annual origination fee may, at the option of CTAC, be deducted from amounts otherwise due to the Companies. In the event no amounts shall be due or otherwise available to the Companies hereunder at a time when all or any portion of the annual origination fee is payable to CTAC, Company Agent shall cause a wire transfer of such amount to be made to CTAC when due in accordance with CTAC's instructions.


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

         11. Non-Compliance; Defaults; Remedies. If any of the following events (each herein referred to as a "Default") shall occur:

                  (a) Any representation, warranty or covenant made by any Company in any of the Transaction Documents shall prove to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made; or

                  (b) Any Company shall fail to perform or observe any term, covenant or agreement contained in any Transaction Document and such failure shall continue for a period of five (5) days after written notice thereof from CTAC shall have been received by the Company Agent; or

                  (c) CTAC shall have evidence that any Company is failing to tender all of its Accounts Receivable to CTAC for purchase pursuant to
Section 1 of this Agreement; or any Company shall have failed to tender Accounts Receivable to CTAC for purchase within seven (7) business days after the last day of the prior calendar month; or

                  (d) Any Company shall instruct any Account Debtor to mail or deliver payment on Accounts Receivable to such Company or to any person other than CTAC, or at CTAC's direction, Access Capital or deposit any check from an Account Debtor for payment of an Account Receivable and not deliver the amount received within seven (7) business days; or

                  (e) Any Company (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged; or

                  (f) The Companies on a consolidated basis shall fail to maintain, as of the end of each month (calculated on a rolling 2 month basis), EBITDA of (i) at least 85% of the EBITDA amount for such month as set forth on the projections attached hereto as Exhibit E (the "Projections") to the extent the EBITDA amount reflected on the Projections is a positive number and (ii) 85% or such lesser percentage of the EBITDA amount for such month as set forth on the Projections to the extent the EBITDA amount reflected on the Projection is a negative number. For purposes hereof, "EBITDA" means Scient's net income before interest and taxes exclusive of depreciation, amortization, extraordinary gains and losses and all other non-cash charges; or

                  (g) The Companies on a consolidated basis shall fail to maintain, as of the end of each month (calculated on a rolling 2 month basis), Net Income of (i) at least 85% of the Net Income amount for such month as set forth on the Projections to the extent the Net Income amount reflected on the Projections is a positive number and (ii) 85% or such lesser percentage of the Net Income amount for such month as set forth on the Projections to the extent the Net Income amount reflected on the Projection is a negative number. For purposes hereof, "Net Income" means, for any period with respect to the Companies, the net income (or loss) of the Companies for such period (excluding for such period (I) extraordinary gains and losses and (II) expenses relating to this Agreement); or

                  (h) The Companies on a consolidated basis shall fail to maintain at any time a Tangible Net Worth plus Subordinated Debt Availability of at least $9,500,000. For purposes hereof, "Tangible Net Worth plus Subordinated Debt Availability" means, at a particular date, (1) the sum of the aggregate amount of all assets of Scient as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP plus the aggregate of all amounts then available to be borrowed by Scient under the Term Loan, less (2) the aggregate amount of all liabilities of Scient; or

                  (i) The Companies on a consolidated basis shall at any time fail to be profitable and/or cash flow positive on a monthly basis (calculated on a rolling 2 month basis) commencing with the month ending January 31, 2003; or

                  (j) An Event of Default shall have occurred and be continuing under and as defined in the NFB Note.

then, in any of the foregoing events (a) through (j) above, and in any such event, there shall be jointly and severally due from the Companies a non-compliance fee equal to 1.5% of the then outstanding Accounts Receivable and the Accounts Receivable thereafter created until the Companies are again in compliance and CTAC, without notice to the Company Agent, may exercise all of the rights provided in Section 6 and, by notice to the Company Agent, may: (i) declare all fees payable hereunder, including, without limitation, CTAC's accrued fees with respect to the Purchased Receivables (calculated as provided in the Fee Schedule as if all Purchased Receivables had been paid in full on the date of such declaration) and all other amounts payable under the Transaction Documents to be forthwith due and payable, whereupon such fees and all such other amounts shall become and be forthwith due and payable, without demand, protest, or further notice of any kind, all of which are hereby expressly waived by each Company; or (ii) declare that its obligation to purchase and/or administer Accounts Receivable pursuant to this Agreement is terminated, whereupon such obligation or obligations shall forthwith terminate; or (iii) both. CTAC may terminate its obligation to purchase additional Accounts Receivable pursuant to this Agreement without terminating this Agreement or its right to administer Accounts Receivable pursuant to the terms hereof. In addition, the Companies shall jointly and severally pay CTAC a liquidation fee ("Liquidation Fee") in the amount of fifteen percent (15%) of the face amount of each Purchased Receivable outstanding at any time during a "liquidation period" (as defined below). For the purposes hereof, "liquidation period" means a period: (i) beginning on the earliest date of (x) an event referred to in Section 11(f); or (y) the cessation of business of the Companies; and (ii) ending on the date on which CTAC has actually received fees, costs, expenses and other amounts due and owing to it under the Transaction Documents. The Liquidation Fee shall be paid on the earlier to occur of: (i) the date on which CTAC, or Access Capital, collects the applicable Account Receivable; and (ii) the 90th day from the invoice of such Account Receivable by deduction from any amount otherwise due from CTAC to the Companies directly, at the option of CTAC. The Companies and CTAC acknowledge that the actual damages that would be incurred by CTAC after the occurrence of a Default would be difficult to quantify and that the Companies and CTAC have agreed that the fees and obligations set forth in this paragraph and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such termination.

         12.      Security Interest.

                  (a) Each Company hereby grants CTAC a security interest (the "Security Interest") in all of the following property now owned or at any time hereafter acquired by it, or in which it now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts whether or not purchased by CTAC pursuant to this Agreement, all other personal property and fixtures of each Company, including, without limitation, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and software), chattel paper (whether tangible or electronic), supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which such Company now has or hereafter may acquire any right, title or interest and the proceeds and products thereof (including without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor, all rights of each Company pursuant to this Agreement, and all contract rights and other general intangibles related to the Accounts Receivable and associated therewith and the proceeds and products thereof (including without limitation proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Terms used in the foregoing language of this Section which are defined in the Uniform Commercial Code as enacted and in effect from time to time in the State of New York (the "Code") are used as so defined in the Code.

                  (b) This Security Interest shall secure any and all obligations and liabilities of the each Company under any of the Transaction Documents, whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising or acquired, due or to become due (the "Obligations").

                  (c) Each Company will do all lawful acts which CTAC deems necessary or desirable to protect the Security Interest or otherwise to carry out the provisions of this Agreement, including, but not limited to, the execution of any and all documents, instruments and agreements in form satisfactory to CTAC and will promptly pay on demand any filing fees or other costs in connection with the filing or recordation of any and all Uniform Commercial Code financing, continuation, amendment and termination statements and similar instruments. Each Company irrevocably appoints CTAC as its attorney-in-fact during the term of this Agreement, to do all acts which it may be required to do in connection with the creation and perfection of its security interest under this Agreement, such appointment being deemed to be a power coupled with an interest.

                  (d) Each Company warrants that (i) its principal place of business, chief executive office and the place where the records concerning its accounts and contract rights are located at the address set forth on Exhibit F hereto, (ii) it is duly organized in the State set forth on Exhibit F hereto with organization identification numbers set forth on Exhibit F hereto, (iii) it has the full power, authority and legal right to enter into this Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder, (iv) it is in good standing under the laws of the State of its organization and is qualified to do business in the States listed on Exhibit F hereto, which constitute all States in which qualification is necessary to conduct its business and own its property, except to the extent the failure to so qualify could not be reasonably expected to have a material adverse effect on the applicable Company and (v) the information set forth on Exhibit G hereto relating to each Company is true and correct.. None of the Accounts Receivable is evidenced by a promissory note or other instrument. No Company will reincorporate itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof. Each Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning its accounts and contract rights at the location therefor specified in the previous sentence or, upon 30 days' prior written notice to CTAC, at any other locations in a jurisdiction where all actions required by this Section 4 shall have been taken with respect to the Collateral. Each Company will hold and preserve its records concerning its accounts and contract rights and will permit access to representatives of CTAC at any time during normal business hours to inspect and make abstracts from such records.

                  (e) Each Company warrants that it has title to the Collateral purportedly owned by it and that there are no sums owed or claims, liens, security interests or other encumbrances (collectively, "Liens") against the Collateral, other than the Liens in favor of (i) North Fork Bank ("NFB"), the lien priorities with respect to which are governed by the terms of an Intercreditor Agreement dated as of the date hereof between CTAC and NFB and
(ii) Foothill Capital Corp. ("Foothill"), the lien priorities with respect to which are governed by the terms of an Intercreditor Agreement dated as of the date hereof between CTAC and Foothill, as each such agreement may be amended, modified and supplemented from time to time (collectively, the "Permitted Liens"). The Company Agent will notify CTAC of any Liens against the Collateral, will defend the Collateral against any Liens adverse to CTAC, and will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Agreement, any Liens against the Collateral, whether now owned or hereafter acquired, except liens in favor of CTAC and Permitted Liens.

                  (f) Each Company authorizes CTAC to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. CTAC may file a photographic or other reproduction of this Agreement in lieu of a financing or continuation statement in any filing office where it is permissible to do so.

                  (g) Each Company irrevocably appoints CTAC and Access Capital as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of such Company and in its name or otherwise, from time to time in CTAC's discretion, to take any action or execute any instrument which CTAC may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
(i) to obtain and adjust insurance required to be paid to CTAC pursuant to this Agreement; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign such Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to CTAC); (v) if a Default has occurred and is continuing, to notify the postal authorities to change the address for delivery of its mail to an address designated by CTAC, to receive, open and process all mail addressed to such Company, to send requests for verification of accounts to customers; and (vi) to file any claims or take any action or institute any proceedings which CTAC may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of CTAC with respect to any of the Collateral. Each Company ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to any Company for any act or omission as such attorney.

                  (h) If any Company fails to perform any agreement contained herein, CTAC may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of CTAC incurred in connection therewith shall be jointly and severally payable by the Companies and shall be fully secured hereby.

                  (i) The powers conferred on CTAC hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon CTAC to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, CTAC shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (j) Anything herein to the contrary notwithstanding, (i) each Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Agreement had not been executed; (ii) the exercise by CTAC of any of its rights hereunder shall not release any Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) CTAC shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall CTAC be obligated to perform any of the obligations or duties of any Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  (k) In recognition of CTAC's right to have its attorney's fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all liabilities and obligations of each Company to CTAC under the Transaction Documents, CTAC shall not be required to record any terminations or satisfactions of any of CTAC's liens on the Collateral unless and until each Company has executed and delivered to CTAC a general release in a form reasonably satisfactory to CTAC.

                  (l) If any Default shall have occurred and be continuing:

                           (i)      CTAC may exercise in respect of the
Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (1) require each Company to, and each Company hereby agrees that it will at its expense and upon request of CTAC forthwith, assemble all or part of the Collateral as directed by CTAC and make it available to CTAC at a place to be designated by CTAC which is reasonably convenient to both parties and (2) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of CTAC's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as CTAC may deem commercially reasonable. Each Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company Agent of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. CTAC shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. CTAC may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and any such sale may, without further notice, be made at the time and place which it was so adjourned.

                           (ii)     Any cash held by CTAC as Collateral and all
cash proceeds received by CTAC in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of CTAC, be held by CTAC as Collateral for, and/or then or any time thereafter be applied in whole or in part by CTAC against, all or any part of the Obligations in such order as CTAC shall elect. Any surplus of such cash or cash proceeds held by CTAC and remaining after payment in full of all the Obligations shall be paid over to the Company Agent for the benefit of the Companies or to whomsoever may be lawfully entitled to receive such surplus.

                           (iii)    CTAC may exercise any and all rights and
remedies of each Company under or in connection with the Collateral, including, without limitation, any and all rights of each Company to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement.

                           (iv)     All payments received by any Company under
or in connection with the Collateral shall be received in trust for the benefit of CTAC, shall be segregated from other funds of such Company and shall be forthwith paid over to CTAC in the same form as so received (with any necessary endorsement).

         13.      Additional Representations, Warranties, Covenants and
Agreements.

         (a) Commencing with the fiscal year ending December 31, 2002, Company Agent shall furnish to CTAC within one hundred and five (105) days after the end of each fiscal year of Scient, the financial statements of Scient and the other Companies on a consolidated basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year, all prepared in accordance with generally accepted accounting principles in effect from time to time ("GAAP") applied on a basis consistent with prior practices, reported upon without qualification by an independent certified public accounting firm selected by Company Agent and satisfactory to CTAC (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted a Default hereunder or, if such information came to their attention, specifying any such Default, its nature, when it occurred and whether it is continuing. In addition, the report shall be accompanied by a certificate of Scient's Chief Financial Officer, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default exists, or, if such is not the case, specifying such Default, its nature, when it occurred, whether it is continuing and the steps being taken by the applicable Company with respect to such event, and such certificate shall have appended thereto calculations which set forth the Companies' compliance with the financial covenants set forth in Paragraphs 11(g), (h), (i) and (j) hereof.

         (b) Company Agent shall furnish to CTAC within thirty (30) days after the end of each month, an unaudited balance sheet of Scient and the other Companies on a consolidated basis and unaudited statements of income and stockholders' equity and cash flow of Scient and the other Companies on a consolidating and consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Scient's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default exists, or, if such is not the case, specifying such Default, its nature, when it occurred, whether it is continuing and the steps being taken by the applicable Company with respect to such event and, such certificate shall have appended thereto calculations which set forth the Companies' compliance with the financial covenants set forth in Paragraph 11(g), (h), (i) and (j) hereof.

         (c) Other than a broker's fee payable by the Companies to ITF Global Partners (the "Broker") in connection with the transactions contemplated hereby, no person or entity has, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon any Company, any subsidiary thereof or CTAC for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of CTAC.

         (d) Promptly after the filing thereof, Scient shall provide CTAC with copies of Scient's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "2001 10-K"), which such 2001 10-K is the only filing required of Scient pursuant to the Exchange Act for such period. Scient and its subsidiaries are engaged only in the business described in the 2001 10-K.

         (e) At the time of filing thereof, the SEC Filings (as defined in the following clause "(g)") complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Securities Act"), and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (f) Each registration statement and any amendment thereto filed by Scient pursuant to the Securities Act, as amended, and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (g) The financial statements included in the 2001 10-K and all other reports to be filed by Scient pursuant to the Exchange Act after the filing of the 2001 10-K (collectively, the "SEC Filings") will fairly present (as required by GAAP), in all material respects, the consolidated financial position of Scient as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP applied on a consistent basis (except as be disclosed therein or in the notes thereto). Except as set forth in the financial statements of Scient included in the SEC Filings filed prior to the date hereof, neither Scient nor any of its subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, or in the aggregate, have had or is reasonably expected to have a material adverse effect on any Company.

         (h) Scient shall comply at all times with the filing requirements and provisions of the Exchange Act and the Securities Act.

         (i) Company Agent shall provide CTAC (1) within 20 days after the end of each month, monthly accounts payable agings for the Companies, and (2) within 30 days prior to the beginning of each fiscal quarter of Scient, quarterly projections for the Companies which shall include, without limitation, projected profit and loss statements, balance sheets and statements of cash flow for the Companies, such projections to be accompanied by a certificate signed by Scient's Chief Financial Officer indicating that such projections have been prepared on the basis of sound financial planning practice consistent with prior projections and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

         (j) Immediately upon the occurrence of any of the following as a result of a capital raising transaction (such events being hereafter described as "Liquidity Events"): (1) any issuance of Scient's debt or equity securities (including, without limitation, any shares of capital stock of Scient, securities convertible into or exchangeable for shares of capital stock of Scient, or warrants, options or other rights for the purchase or other acquisition from Scient of such shares, and other ownership or profit interests in Scient (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting); or (2) a Change of Control (as hereafter defined), Scient shall remit to CTAC in immediately available funds an amount equal to $100,000 (the "Remittance Amount"); provided, however, in the event of the occurrence of a Liquidity Event set forth in the foregoing clause "(j)(1)", the Remittance Amount shall be deemed fully earned by CTAC on the date such Liquidity Event occurs and shall be payable by Scient to CTAC in two equal installments, the first installment of which shall be payable on the date such Liquidity Event occurred and the second installment of which shall be payable on the sixth month anniversary thereafter, or earlier upon termination of this Agreement. Scient shall keep CTAC apprised of all material developments that might lead to a Liquidity Event (which information CTAC acknowledges may be material non-public information and shall be treated accordingly by CTAC) and shall notify CTAC in writing promptly (but in no event later than 2 days thereafter) following the occurrence of a Liquidity Event. Scient's obligations under this clause "(j)" shall be deemed Obligations hereunder secured by the Collateral. For purposes hereof, "Change of Control" shall mean any consolidation or merger of Scient with or into another entity, or sale, transfer or other disposition of all or substantially all of Scient's assets to another entity.

         14. Notices. All notices and other communications hereunder and under any other Transaction Document (unless otherwise specified in such Transaction Document) shall be deemed given when delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched by telegram, telex or telefax, as the case may be) and if to a party hereto addressed as set forth beneath its name at the foot hereof unless a party shall give notice in writing of a different address or telefax number in the manner provided herein.

         15. Amendments. No amendment, modification, termination, or waiver of any provision of any Transaction Document to which any Company is a party, nor consent to any departure by any Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by CTAC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         16. No Waiver. No course of dealing between CTAC and any Company, nor any failure or delay on the part of CTAC in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided in the Transaction Documents are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

         17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Company and CTAC and their respective successors and assigns, except that the no Company may assign or transfer any of its rights under any Transaction Document to which it is a party without the prior written consent of CTAC. Notwithstanding anything to the contrary contained herein, CTAC may, at any time and without the prior consent of any Company, assign or transfer the rights of CTAC hereunder to any parent or affiliate, or to a participant of CTAC hereunder or to a parent, subsidiary or affiliate of a participant of CTAC hereunder.

         18. Integration. This Agreement and the other Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

         19. Severability of Provisions. Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such

Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         20. Additional Reports. In the event that at any time after the expiration of the term of this Agreement (as the same may be extended or modified, or terminated following the occurrence of a Default), any Company or any successor or assignee of any Company, shall request additional information from CTAC including, without limitation, account reports, collections advice for previously concluded transactions or information, including information for any Company's accounting records, such information shall be supplied by CTAC to such Company if available, and such Company shall pay CTAC based on the time spent by CTAC personnel in the preparation of such information for such Company, and for the disbursements incurred by CTAC in connection therewith, at the hourly rates established by CTAC for the consulting services of its personnel.

         21.      Joint and Several Arrangement.

                  (a) Each Company hereby irrevocably designates the Company Agent to be its attorney and agent and in such capacity to request Initial Payments, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Company, and hereby authorizes CTAC to pay over or credit all proceeds of such Initial Payments and other amounts due to any Company hereunder in accordance with the request of the Company Agent.

                  (b) The handling of the accounts receivable purchase arrangement contemplated hereby with the Company Agent as the agent for the Companies in the manner set forth in this Agreement is solely as an accommodation to the Companies and at their request. Neither CTAC nor Access Capital shall incur any liability to any Company as a result thereof. To induce CTAC to enter into this Agreement and in consideration thereof, each Company, jointly and severally, hereby indemnifies CTAC and Access Capital and holds CTAC and Access Capital harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against CTAC and/or Access Capital by any person or entity arising from or incurred by reason of the handling of the transactions contemplated hereby as provided herein, reliance by CTAC and/or Access Capital on any request or instruction from the Company Agent or any other action taken by CTAC and/or Access Capital in accordance with the terms of this Agreement and applicable law, except to the extent due to the willful misconduct or gross (not mere) negligence of CTAC and/or Access Capital.

                  (c) All Obligations shall be joint and several (whether or not expressly stated herein), and each Company shall make payment upon the maturity of the Obligations, by acceleration or otherwise, and such obligation and liability on the part of each Company shall in no way be affected by any extensions, renewals and forbearance granted by CTAC to any Company, failure of CTAC to give any Company any notice, any failure of CTAC to pursue or preserve its rights against any Company, the release by CTAC of any Collateral now or thereafter acquired from any Company, and such agreement by each Company to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by CTAC to any other Company or any Collateral for such Company's Obligations or the lack thereof.

                  (d) Each Company expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Company may now or hereafter have against any other Company or other person or entity directly or contingently liable for the Obligations, or against or with respect to any other Company's property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until all Obligations have been paid in full in cash and this Agreement has been irrevocably terminated

                  (e)      Each Company represents and warrants to CTAC that
(i) the Companies have one or more common shareholders, directors and officers,
(ii) the businesses and corporate activities of the other Companies are closely related to, and substantially benefit, the business and corporate activities of such Company, (iii) the financial and other operations of the Companies are performed on a combined basis as if the Companies constituted a consolidated corporate group, (iv) such Company will receive a substantial economic benefit from entering into this Agreement and will receive a substantial economic benefit from the application of each Initial Payment hereunder, in each case, whether or not such amount is used directly by such Company and (v) all requests for Initial Payments hereunder by the Company Agent are for the exclusive and indivisible benefit of each Company as though, for purposes of this Agreement, the Companies constituted a single entity.

         22. Headings. Section headings in the Transaction Documents are included in such Transaction Documents for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose.

         23. CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT NOTHING CONTAINED HEREIN SHALL LIMIT IN ANY MANNER WHATSOEVER CTAC'S RIGHT TO LITIGATE ANY AND ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT IN ANY OTHER COURTS AS CTAC MAY SELECT, WHICH SUCH COURTS ARE CONVENIENT FORUMS AND EACH PARTY HERETO SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS.

         24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         25.      JURY TRIAL WAIVER. THE PARTIES HERETO DO HEREBY WAIVE ANY

AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

         26. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, AND ANY PARTY HERETO MAY EXECUTE THIS AGREEMENT BY SIGNING ONE OR MORE COUNTERPARTS.


                      [SIGNATURE LINES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       CTAC FUNDING CORP.



                                       By: /s/ Miles M. Stuchin
                                          --------------------------------------
                                       Name:  Miles M. Stuchin
                                       Title: President

                                       Address for Notices to CTAC and Access
                                       Access Capital, Inc.:

                                       405 Park Avenue
                                       New York, New York 10022
                                       Attn: Client Services Department
                                       Telephone Number: (212) 644-9300
                                       Telefax Number: (212) 644-5488

                                       SCIENT, INC.
                                       SCIENT ENTERPRISES, INC.
                                       IXL, INC.
                                       IXL ENTERPRISES, INC.



                                       By: /s/ Jacques Tortoroli
                                          --------------------------------------
                                          Name:  Jacques Tortoroli
                                          Title: Duly Authorized Officer of
                                                 each of the foregoing Companies

                                       Address for Notices:

                                       79 Fifth Avenue
                                       New York, New York 10003
                                       Attn: Jacques Tortoroli, Chief Financial
                                             Officer
                                       Telephone Number: (212) 500-4936
                                       Telefax Number: (212) 500-5032

                                   EXHIBIT A
                               (Other Companies)


Scient Enterprises, Inc.
iXL, Inc.
iXL Enterprises, Inc.

                                                                      EXHIBIT B

                           INVOICE DELIVERY SCHEDULE

                                                       Bulk #:

                                                       CTAC Invoice #:

Aggregate Amount of Invoices: $

Initial Payment: $

Date:          2002

         Pursuant to the terms and conditions of the Accounts Receivable Purchase Agreement dated as of the 12th day of April, 2002 (the "ARPA") in effect by and among the Companies (as such term is defined in the ARPA) and CTAC Funding Corp ("CTAC"), one or more of the Companies hereby sell to CTAC, and CTAC hereby purchases from the respective Company or Companies, the accounts receivable of the Company or Companies set forth on Schedule A attached hereto and made a part hereof. Reference is made to the ARPA among the undersigned and the other parties to the ARPA, the terms and conditions of which are incorporated herein by this reference.


                                            Accepted:
SCIENT, INC., as Company Agent              CTAC FUNDING CORP.


By:                                         By:
   -------------------------------             ---------------------------------
   Name                                        Name:
   Title                                       Title:

                                                                      EXHIBIT C

                                  FEE SCHEDULE

         This is the Fee Schedule to the Accounts Receivable Purchase Agreement (the "ARPA") dated as of the 12th day of April, 2002 by and among CTAC Funding Corp ("CTAC") and each of the undersigned, the terms and conditions of which are incorporated herein by this reference. Defined terms not otherwise defined in this Fee Schedule shall have the meanings set forth in the ARPA.

         The fee earned by CTAC for purchasing Accounts Receivable shall be equal to the daily discount rate equivalent of Prime + 2.0% on the amount of the Initial Payment until such time as such Initial Payment is collected in full. Prime shall mean the "base" or "prime" lending rate as announced by Citibank, N.A. Proceeds of collections shall be effectively credited to the outstanding balances on the fifth (5th) business day after its receipt.

         For processing and supervising the Companies' Accounts Receivable, CTAC will collect a monthly collateral management fee of .75% (three-quarters of one percent) on the outstanding Obligations during each month.

         If, for any month during the term of the ARPA, the average daily unpaid balance of all Initial Payments does not equal the Capital Availability Amount, CTAC will earn a fee equal to .15% (fifteen basis points) of the amount by which the Capital Availability Amount exceeds such average daily unpaid balance, payable monthly.


AGREED TO AND ACCEPTED:

SCIENT, INC.
SCIENT ENTERPRISES, INC.
IXL, INC.
IXL ENTERPRISES, INC.



By:
   -------------------------------
Name:  Jacques Tortoroli
Title: Duly Authorized Officer of each
       of the foregoing Companies

                                   EXHIBIT D

                            POST-CLOSING DELIVERIES

1. Evidence that the trademarks previously owned by Boxtop Interactive, Inc., Green Room Productions, LLC, Digital Planet, Micro Interactive, Inc., Next Century Communications Corp., iXL Holdings, Inc. and Scient Corporation have been assigned to one of the Companies pursuant to an assignment recorded with the United States Patent and Trademark Office and each such Company shall have entered into all such documentation as shall be reasonably required by CTAC to grant to CTAC a first priority perfected security interest in such trademarks.

2. UCC, tax lien and judgment searches with respect to the Companies and from the jurisdictions as CTAC shall require in its reasonable discretion.

3. Certificates of Insurance for each Company with respect to the liability insurance policies naming CTAC as additional insured.

4. Evidence of Property Insurance naming CTAC as lender's loss payee and a lender's loss payable endorsement in connection with each Company's casualty insurance policies.

5. A good standing certificate with respect to each Company from the state of incorporation of such Company and an authorization to do business from each state where such Company is qualified to do business.

                                   EXHIBIT E

                                  PROJECTIONS

                                   EXHIBIT F

                 (Places of Business, States of Incorporation,
      Organization Identification Numbers, Qualifications to Do Business)

SCIENT, INC.

Places of Business:

79 Fifth Avenue, New York, New York 10003
433 Las Colinas, Irving, Texas 75039
39 York Road, London, England
2210 Midwest Road, Oak Brook, Illinois
1930 Camden Road, Charlotte, North Carolina 28203
1888/1900 Emery Street, Atlanta, Georgia 30318
363 West Inc, Chicago, Illinois 60610

State of Incorporation: Delaware
Organization Identification Number: 3419676
Qualifications to Do Business: Georgia and New York

SCIENT ENTERPRISES, INC.

Places of Business:

79 Fifth Avenue, New York, New York 10003
433 Las Colinas, Irving, Texas 75039
39 York Road, London, England
2210 Midwest Road, Oak Brook, Illinois 60523
1930 Camden Road, Charlotte, North Carolina 28203
1888/1900 Emery Street, Atlanta, Georgia 30318
363 West Inc, Chicago, Illinois 60610

State of Incorporation: Delaware
Organization Identification Number: 3001397
Qualifications to Do Business: North Carolina, California and New York

IXL, INC.

Places of Business:

79 Fifth Avenue, New York, New York 10003
433 Las Colinas, Irving, Texas 75039
39 York Road, London, England

2210 Midwest Road, Oak Brook, Illinois 60523
1930 Camden Road, Charlotte, North Carolina 28203
1888/1900 Emery Street, Atlanta, Georgia 30318
363 West Inc, Chicago, Illinois 60610

State of Incorporation: Delaware
Organization Identification Number: 2673257
Qualifications to Do Business: Georgia, California, New Hampshire, Colorado, Pennsylvania, Tennessee, New Jersey and New York

IXL ENTERPRISES, INC.

Places of Business:

79 Fifth Avenue, New York, New York 10003
433 Las Colinas, Irving, Texas 75039
39 York Road, London, England
2210 Midwest Road, Oak Brook, Illinois 60523
1930 Camden Road, Charlotte, North Carolina 28203
1888/1900 Emery Street, Atlanta, Georgia 30318
363 West Inc, Chicago, Illinois 60610

State of Incorporation: Delaware
Organization Identification Number: 3416155
Qualifications to Do Business: None

                                   EXHIBIT G

Scient, Inc.

Scient, Inc. is a Delaware corporation that was incorporated on July 13, 2001 under the name India-Sierra Holdings, Inc. India-Sierra Holdings, Inc. changed its name to Scient, Inc. on November 7, 2001. On November 8, 2001, Scient, Inc. began publicly trading its common stock on the NASDAQ National Market.

Scient, Enterprises, Inc.

Scient Enterprises, Inc. is a Delaware corporation that was incorporated on February 26, 1999 under the name Scient Corporation. On May 14, 1999, Scient Corporation began publicly trading its common stock on the NASDAQ National Market. On November 7, 2001, the following events occurred in the following chronological order: (a) Sierra Merger Sub, Inc. merged with and into Scient Corporation with Scient Corporation as the surviving corporation, (b) Scient Corporation changed its name to Scient Enterprises, Inc. and (c) Scient Enterprises, Inc. terminated its registration under the Securities and Exchange Act of 1934. As a result of the merger, Scient Enterprises, Inc. became a wholly owned subsidiary of Scient, Inc. and common stockholders of Scient Enterprises, Inc. received 1.24 shares of Scient, Inc. common stock for each share of Scient Enterprises, Inc. common stock they owned.

iXL Enterprises, Inc.

         iXL Enterprises, Inc. was a Delaware corporation that, on June 3, 1999 began publicly trading its common stock on the NASDAQ National Market. On November 7, 2001, the following events occurred in the following chronological order: (a) iXL Enterprises, Inc. merged with and into India Merger Sub, Inc., a Delaware corporation that was incorporated on July 30, 2001, with India Merger Sub, Inc. as the surviving corporation, (b) India Merger Sub, Inc. changed its name to iXL Enterprises, Inc. and (c) iXL Enterprises, Inc. terminated its registration under the Securities Exchange Act of 1934. As a result of the merger, iXL Enterprises, Inc. became a wholly owned subsidiary of Scient, Inc. and common stockholders of iXL Enterprises, Inc. received 1.00 share of Scient, Inc. common stock for each share of iXL Enterprises, Inc. common stock they owned.

iXL, Inc.

         iXL, Inc. is a Delaware corporation that was incorporated on October 15, 1996. iXL, Inc. is a wholly owned subsidiary of iXL Enterprises, Inc. iXL, Inc. merged with and into the following corporations on the following dates and was the surviving corporation following each merger:

         (a) iXL Interactive Excellence, Inc. and Creative Video, Inc. - December 30, 1996;
         (b)      Swan Interactive Media, Inc. - March 25, 1998;
         (c)      Exchange Place Solutions, Inc. - September 10, 1998;
         (d)      Entrepreneur Television, Inc. - September 30, 1998;
         (e) iXL Boston, iXL-Charlotte, Inc., iXL-Denver, Inc., iXL-Connecticut, Inc., iXL-Denver, Inc., iXL-Los Angeles, Inc., iXL-New York, Inc., iXL-

                  Richmond, Inc., iXL-San Diego, Inc. and iXL-San Francisco, Inc. - December 30, 1999;
         (f)      iXL- D.C., Inc. and iXL-Chicago, Inc. - January 27, 2000;
         (g)      iXL-Massachusetts, Inc. - August 31, 2000; and
         (h)      iVisit, Inc. - April 3, 2001.

                                  SCIENT, INC.
                                79 Fifth Avenue
                            New York, New York 10003

April 12, 2002

Access Capital, Inc.
405 Park Avenue
New York, New York 10022

         Re:      Loans to Scient, Inc.

Ladies and Gentlemen:

         This Letter Agreement (the "AGREEMENT") is being delivered by Scient, Inc., a Delaware corporation (the "COMPANY") in connection with the term loan and accounts receivable purchase facility which Access Capital, Inc. ("ACI") facilitated and provided and is helping to facilitate and provide for the Company (collectively the "LOANS"). In consideration of the assistance provided by ACI to the Company in connection with the Loans, the Company has agreed to issue to ACI a warrant for the purchase of shares (the "SHARES") of the common stock, par value $.0001 per share of the Company (the "COMMON STOCK"), in the form of EXHIBIT A attached hereto (the "WARRANT"). This Agreement shall govern the terms of the issuance of the Warrant to ACI.

         1. As a material inducement to ACI to accept the Warrant as consideration for facilitating and providing and helping to facilitate and provide the Loans, the Company is making to ACI the representations and warranties set forth in this Section 1.

                  (a) Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for the: (i) authorization, execution and delivery of this Agreement and the Warrant (collectively the "AGREEMENTS"); (ii) authorization of the performance of all obligations of the Company under the Agreements, and (iii) authorization, issuance and delivery of the Warrant and the Shares. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms subject, as to enforcement of indemnification provisions, to limitations under applicable securities laws.

                  (b) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 500,000,000 shares of common stock of which 188,792,328 shares are issued and outstanding and 10,000,000 shares of blank check preferred stock of which no shares are issued and outstanding. All of the outstanding shares of capital stock of the Company have been, or upon issuance will be, validly authorized and issued, fully paid and non-assessable, and issued in accordance with the registration provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or pursuant to valid exemptions therefrom. Other than in connection with 147 shares of common stock which are subject to outstanding options or warrants, the Company has no outstanding options or warrants with an exercise price which is less than the initial Warrant Price (as defined in the Warrant).

                  (c) Valid Issuance. The Shares are, and will at all times hereafter continue to be, duly authorized and reserved for issuance and upon issuance upon exercise of the Warrant in accordance with the terms thereof will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by ACI and will not be subject to any preemptive or similar rights. The issuance by the Company of the Warrant and the Shares is exempt from registration under the Securities Act, assuming the accuracy of ACI's representations and warranties contained herein.

                  (d) Consents. The execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Warrant and the Shares require no consent of, action by or in respect of, or filing with, any Person or governmental official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods (including, without limitation the filing of an application to list the Shares with Nasdaq as contemplated by the Warrant). The Company has taken all action necessary to exempt: the sale of the Warrant and the issuance of the Shares pursuant to the Warrant from the provisions of any anti-takeover or business combination law or statute binding on the Company or to which the Company or any of its assets and properties may be subject.

                  (e) Compliance with Nasdaq Continued Listing Requirements. Except for the receipt by the Company of a staff determination notice from Nasdaq on February 14, 2002 as reflected in the Company's Form 8-K, dated February 19, 2002, as filed with the Securities and Exchange Commission (the "NASDAQ Notice"), the Company is in compliance with applicable Nasdaq continued listing requirements as currently enforced by Nasdaq. Except in connection with the Nasdaq Notice, there are no proceedings pending or, to the Company's Knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

                  (f) Brokers and Finders. No Person has, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any of its subsidiaries or ACI for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company other than International Technologies & Finance LLC.

                  (g) Private Offering. Subject to the accuracy and completeness of the representations and warranties of ACI contained in
Section 2 hereof, the Company and all Persons acting on its behalf have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Warrant or the Shares or the issuance of such securities under the Securities Act. The offer, sale and issuance of the Warrant and the Shares to ACI will not be integrated with any other offer, sale and issuance of the Company's securities (past, current or future) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of ACI contained in Section 2 hereof, the offer, sale and issuance by the Company to ACI of the Warrant and the Shares are exempt from the registration requirements of the Securities Act.

                  (h) Purchase Agreement Representations. The Company hereby makes to ACI each and every representation and warranty that it made in that certain Accounts Receivable Purchase Agreement, dated the date hereof, among the Company, CTAC Funding Corp. and the other parties thereto, with the same force and effect as if ACI were a party thereto, and all of such representations and warranties are hereby expressly incorporated into this Agreement as if set forth at length herein.

                  (i) Disclosures. No representation or warranty contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         2. As a material inducement to the Company to issue the Warrant to ACI as consideration for facilitating and providing the Loans, ACI is making to the Company the representations and warranties set forth in this Section 2.

                  (a) Authorization. The Agreements to which ACI is a party each constitute the valid and legally binding obligation of ACI, enforceable against ACI in accordance with their respective terms subject, as to enforcement of indemnification provisions, to limitations under applicable securities laws.

                  (b) Purchase Entirely for Own Account. The Warrant to be received by ACI hereunder will be acquired for ACI's own account, not as nominee or agent, and not with a view to the resale or other transfer or distribution of the Warrant or any portion thereof or interest therein in violation of the Securities Act, and ACI will not sell, grant any participation in, or otherwise transfer or distribute the Warrant or any portion thereof or interest therein in violation of the Securities Act. The Shares to be received by ACI upon an exercise of the Warrant in accordance therewith will be acquired for ACI's own account, not as nominee or agent, and not with a view to the resale or other transfer or distribution of the Shares or any portion thereof or interest therein in violation of the Securities Act, and ACI will not sell, grant any participation in, or otherwise transfer or distribute the Shares or any portion thereof or interest therein in violation of the Securities Act.

                  (c) Investment Experience. ACI acknowledges that it can bear the economic risk and complete loss of its investment in the Warrant, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  (d) Disclosure of Information. ACI has had an opportunity to receive information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Warrant. Neither such inquiries nor any other due diligence investigation conducted by ACI shall modify, amend or affect ACI's right to rely on the Company's representations and warranties contained in this Agreement. ACI, in making its investment decision, has relied for advice on its own legal, accounting and tax advisors.

                  (e) Restricted Securities. ACI understands that the Warrant and the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  (f)      Legends.

                           (i)      It is understood that, until the earlier
of: (a) registration for resale pursuant to the Securities Act or (b) the time when the Warrant and/or Shares, as the case may be, may be sold pursuant to Rule 144(k), certificates evidencing the Warrant and/or Shares, as the case may be, may bear the following or any substantially similar legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS".

                           (ii)     Upon the earlier of: (A) registration for
resale pursuant to the Securities Act and receipt by the Company of ACI's written confirmation that such securities will not be disposed of except in compliance with the prospectus delivery requirements of the Securities Act; and
(B) Rule 144(k) becoming available, the Company shall, upon ACI's written request, promptly cause certificates evidencing the Warrant and/or the Shares to be replaced with certificates which do not bear such restrictive legends.

                  (g) Accredited Investor. ACI is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (h) Brokers and Finders. No Person has, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any subsidiary thereof or ACI for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of ACI.

                  (i) State of Residence. ACI's principal office is located in the State of New York.

                  (j) No Registration. ACI acknowledges that the Warrant and the Shares have not been registered under the Securities Act, and that the Company has no obligation to register the Warrant or the Shares under the Securities Act.

         3. Survival and Indemnification. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for the longer of (a) the period that the Warrant or any portion thereof is outstanding, and (b) three
(3) years from the date of this Agreement; provided, however, that the provisions contained in Section 3 hereof shall survive in accordance therewith. The Company agrees to indemnify and hold harmless ACI and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and reasonable expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreements including, without limitation, for any broker commission, fee or other amount owed by the Company in connection with the transactions contemplated hereby or in connection with the Loans including, without limitation, to International Technologies & Finance LLC, and will reimburse any such Person for all such amounts as they are incurred by such Person.

         4. Definitions. For the purposes of this Agreement, the following terms shall have the meanings herein set forth:

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

                  "Company's Knowledge" means the actual knowledge of the executive officers of the Company, after due inquiry.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Nasdaq" means The NASDAQ Stock Market, Inc. National Market System.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         5.       Miscellaneous.

                  (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy, facsimile or electronic transmission, (iii) sent by overnight courier, or (iv) sent by certified mail, return receipt requested, postage prepaid.

         If to the Company to:         79 Fifth Avenue
                                       New York, New York 10003
                                       Fax: (212) 500-5032
                                       Attn: Jacques Tortoroli

         With a copy to:               Greenberg Traurig, LLP
                                       The Forum
                                       3290 Northside Parkway, Suite 400
                                       Atlanta, Georgia 30327
                                       Fax: (678) 553-2212
                                       Attn: James S. Altenbach, Esq.

         If to ACI:                    Access Capital, Inc.
                                       405 Park Avenue
                                       New York, New York 10022
                                       Fax: (212) 644-5488
                                       Attn: Client Services Department

         With a copy to:               Lowenstein Sandler PC
                                       1330 Avenue of the Americas, 21st Floor
                                       New York, New York 10019
                                       Fax: (212) 262-7402
                                       Attn: Scott J. Giordano, Esq.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy, facsimile or electronic transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.

                  (c) Modifications and Amendments. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and ACI.

                  (d) Benefit. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the conflict of law principles thereof.

                  (f) Jurisdiction and Service of Process. Any action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York in New York City or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any action or proceeding relating to this Agreement, on behalf of itself or its property, by the delivery of copies of such process to such party in the same manner as notice is to be provided pursuant to Section 3(a) hereof Nothing in this Section 3(f) shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

                  (g) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

                  (h) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

                  (i) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

                  (j) Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall be effective upon delivery of counterpart signatures by all parties hereto. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

                  (k) No Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect to any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 3(k).


           [INTENTIONALLY LEFT BLANK; SIGNATURES ARE ON THE NEXT PAGE]

         By delivering this Agreement, the Company agrees to be bound by its terms effective the date hereof. If you are in agreement with the foregoing, please countersign this Agreement in the space provided below.


                                       SCIENT, INC.



                                       By: /s/ Jacques Tortoroli
                                          --------------------------------------
                                       Name:  Jacques Tortoroli
                                       Title: Treasurer

ACKNOWLEDGED AND AGREED:

ACCESS CAPITAL, INC.



By: /s/ Scott J. Giordano
   -------------------------------
Name:  Scott J. Giordano
Title: Vice President

                                   EXHIBIT A

                                    WARRANT

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  SCIENT, INC.

              WARRANT TO PURCHASE 1,887,923 SHARES OF COMMON STOCK

April 12, 2002                                                   Warrant No. [ ]

         For value received, SCIENT, INC., a Delaware corporation (the "COMPANY"), hereby certifies that ACCESS CAPITAL, INC., or its registered transferees, successors or assigns (each person or entity holding all or part of this Warrant being referred to as a "HOLDER"), is the registered holder of warrants (the "Warrants") to subscribe for and purchase One Million Eight Hundred Eighty Seven Thousand Nine Hundred Twenty Three (1,887,923) shares (as adjusted pursuant to Section 3 hereof, the "WARRANT SHARES") of the fully paid and nonassessable common stock, par value $.0001 per share, of the Company, at a purchase price per share initially equal to Ten Cents ($.10) (the "WARRANT PRICE") on or before, 5:00 P.M., Eastern Time, on April 12, 2012 (the "EXPIRATION DATE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used in this Warrant, the term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are authorized by law to close in New York, New York.

Section 1.        EXERCISE.

         (a)      METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

                  (i) Subject to the provisions hereof, the Holder may exercise this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as APPENDIX A duly executed) at the principal office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Holder, during normal business hours on any Business Day, and the payment by the Holder by cash, certified check payable to the Company or wire transfer of immediately available funds to an account designated to the exercising Holder by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased, or in the event of a cashless exercise pursuant to Section 1(b) below, with the net issue election notice attached hereto as APPENDIX B duly executed and completed. On the date on which the Holder shall have satisfied in full the Holder's obligations set forth herein regarding an exercise of this Warrant (provided such date is prior to the Expiration Date), the Holder (or such other person or persons as directed by the Holder) shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date.

                           (ii)     In the event of any exercise of the rights
represented by this Warrant, certificates for the whole number of shares of Common Stock so purchased shall be delivered to the Holder (or such other person or persons as directed by the Holder) as promptly as is reasonably practicable (but not later than three (3) Business Days) after such exercise at the Company's expense, and, unless this Warrant has been fully exercised, a new Warrant representing the whole number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as reasonably practicable thereafter (but not later than three (3) Business Days) after such exercise.

                  (b)      CASHLESS RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

                           (i)      In addition to and without limiting the
rights of the Holder hereof under the terms of this Warrant, the Holder may elect to receive, without the payment by the Holder of the Warrant Price, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as APPENDIX B duly executed and completed, at the office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Holder, during normal business hours on any Business Day. Thereupon, the Company shall issue to the Holder such number of fully paid, validly issued and nonassessable Warrant Shares, as is computed using the following formula:

                                    X=Y(A-B)
                                      ------
                                        A

where

                           X    = the number of shares of Common Stock to be
issued to the Holder (or such other person or persons as directed by the Holder) upon such exercise of the rights under this Section 1(b)

                           Y    = the total number of shares of Common Stock
covered by this Warrant which the Holder has surrendered for cashless exercise

                           A    = the "Fair Market Value" of one share of
Common Stock on the date that the Holder delivers the Net Issue Election Notice to the Company as provided herein

                           B    = the Warrant Price in effect under this
Warrant on the date that the Holder delivers the Net Issue Election Notice to the Company as provided herein

The "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "VALUATION DATE") shall mean the following: (v) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded, (w) if the Common Stock is then included in The Nasdaq Stock Market, Inc. ("NASDAQ"), the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on Nasdaq as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (x) if the Common Stock is then included in the Over-the-Counter Bulletin Board the closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded, (y) if the Common Stock is then included in the "pink sheets", the closing sale price of one share of Common Stock on the "pink sheets" on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the "pink sheets" as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten
(10) trading sessions, the Fair Market Value shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; or (z) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq or the Over-the-Counter Bulletin Board or the "pink sheets", the Fair Market Value of one share of Common Stock as of the Valuation Date, shall be equal to book value as of the date of the Company's most recently completed audited financial statements. The Chief Financial Officer of the Company shall respond promptly in writing to an inquiry by the Holder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock.

                  (c) In addition to and not in limitation of the other provisions of this Warrant, beginning on the date that is two (2) years next following the original issue date of this Warrant, in the event that (A) the Warrant Shares are not then included in an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, as amended (the "Act") and the provisions of Rule 144(k) promulgated under the Act do not permit the public sale of the Warrant Shares, or (B) the Company has not reserved an adequate number of shares from its authorized and unissued shares of common stock to cover all of the Warrant Shares, the Holder shall at any time have the right in its sole and absolute discretion to deliver written notice (the "PUT NOTICE") to the Company to require the Company to purchase from the Holder all of the Holder's rights and interest in this Warrant for an amount equal to (A) the product of the Fair Market Value as of the date of the Put Notice pursuant to this Section 1(c) and the number of Warrant Shares issuable hereunder, minus
(B) the product of the Warrant Price as of the date of the Put Notice pursuant to this Section 1(c) and the number of Warrant Shares issuable hereunder. The amount to be paid by the Company to the Holder pursuant to this Section 1(c) shall be paid by the Company to the Holder within seven (7) days of the delivery of the Put Notice to the Company in immediately available funds.

         Section 2. RESERVATION OF SHARES; STOCK FULLY PAID; LISTING. The Company shall keep reserved a sufficient number of shares of the authorized and unissued shares of Common Stock, to provide for the exercise of the rights of purchase represented by the Warrant in compliance with its terms. All Warrant Shares issued upon exercise of this Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon payment in full of the Exercise Price therefor in accordance with the terms of this Warrant (or proper exercise of the cashless exercise rights contained in Section 1(b) hereof), duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company shall, at all times, keep the shares of Common Stock issuable upon the exercise of this Warrant included for quotation on Nasdaq or if the Common Stock is no longer included for quotation on Nasdaq on such other exchange or board as the Common Stock is then listed or on which it is included for quotation.

         Section 3. ADJUSTMENTS AND DISTRIBUTIONS. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Holder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Holder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been proportionally adjusted to reflect such event. Such adjustments shall be made successively whenever any event listed above shall occur.

                  (b) If any recapitalization, reclassification or reorganization of the capital stock of the Company (other than a change in par value or a subdivision or combination as provided for in Section 3(a) above) shall be effected in such a manner that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "REORGANIZATION"), then, as a condition of such Reorganization, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Reorganization, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of Warrant Shares) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The provisions of this Section 3(b) shall similarly apply to successive recapitalizations, reclassifications and reorganizations.

                  (c) So long as this Warrant shall be outstanding, if the Company proposes to enter into a Mandatory Exercise Transaction (as hereinafter defined), then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least twenty (20) days prior to the date such proposed Mandatory Exercise Transaction is to be effectuated, a notice containing (i) a brief description of the proposed Mandatory Exercise Transaction; and (ii) the date upon which such proposed Mandatory Exercise Transaction is to take place. The failure to give such notice, however, shall not affect the validity of any proposed Mandatory Exercise Transaction for which the notice was required to be given but shall relieve the Holder of its obligation to exercise the Warrant pursuant to this provision. During the period beginning on the date of Holder's receipt of such notice and ending on the date which is two (2) days prior to the date upon which such proposed Mandatory Exercise Transaction is to take place, as set forth in the notice (the "MANDATORY EXERCISE PERIOD"), Holder must exercise its right, in accordance with all applicable conditions of exercise set forth in this Warrant, to purchase Warrant Shares which Holder is entitled to purchase hereunder, and if Holder fails to so exercise such right within the Mandatory Exercise Period (unless the Company has failed to give the notice required hereunder), all Warrant Shares for which Holder has not exercised its right to receive hereunder shall expire. For purposes hereof, a "MANDATORY EXERCISE Transaction" shall mean any of the following:

                           (A) any merger or consolidation of the Company with or into any corporation or other entity that is not a wholly-owned subsidiary of the Company, other than a merger in which the Company or a wholly-owned subsidiary of the Company is the surviving entity; or

                           (B)      any sale or disposition of all or
                                    substantially all of the assets of the
                                    Company to a person or entity other than a wholly-owned subsidiary of the Company.

                  (d) If any consolidation or merger of the Company with another entity where the Company is to be the surviving entity shall be effected, then, as a condition of such consolidation or merger lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price and of the number of Warrant Shares issuable hereunder) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The provisions of this Section 3(d) shall similarly apply to successive consolidations and mergers.

                  (e) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock of evidences of indebtedness or assets, or subscription rights or warrants, the Company shall cause to be mailed by certified mail to the Holder, at least twenty (20) days prior to the date such proposed distribution is to be effectuated, a notice containing (i) a brief description of the proposed distribution; and (ii) the date upon which such proposed distribution is to take place. The failure to give such notice, however, shall not affect the validity of any proposed distribution for which the notice was required to be given but shall relieve the Holder of its obligation to exercise the Warrant pursuant to this provision. During the period beginning on the date of Holder's receipt of such notice and ending on the date which is two (2) days prior to the date upon which such proposed distribution is to take place, as set forth in the notice (the "DISTRIBUTION EXERCISE PERIOD"), Holder must exercise its right, in accordance with all applicable conditions of exercise set forth in this Warrant, to purchase Warrant Shares which Holder is entitled to purchase hereunder, and if Holder fails to so exercise such right within the Distribution Exercise Period (unless the Company has failed to give the notice required hereunder), Holder shall not have any right to participate in such distribution with regard to the Warrant Shares for which exercise has not been made and no adjustment shall be made to the number of Warrant Shares issuable hereunder or to the Warrant Price in effect hereunder; PROVIDED, HOWEVER, that if the Company does not provide such notice to the Holder as provided herein, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by an independent investment bank mutually acceptable to the Holder and to the Company; PROVIDED, HOWEVER that the Holder shall have the absolute right to contest any such valuation in arbitration to be conducted by a single arbitrator acting in accordance with the Rules of the American Arbitration Association, using expedited procedures for resolution of commercial disputes, which arbitration shall be held in the City of New York) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Fair Market Value per share of Common Stock immediately prior to such payment date. The costs and expenses of the investment bank shall be borne solely by the Company and in the event of any arbitration, each party shall bear its own costs and expenses. Such adjustment shall be made successively whenever such a payment date is fixed.

                  (f) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the

Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

                  (g) In the event that, as a result of an adjustment made pursuant to this Section 3, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

                  (h) Except as provided in Section 3(i) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of Sections 3(h)(i) through 3(h)(vi) hereof, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "TRIGGER ISSUANCE") the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold.

                  For purposes of this subsection (h), "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 3(h), other than Excluded Issuances (as defined in Section 3(i) hereof).

                  For purposes of this Section 3(h), the following
Section 3(h)(i) to 3(h)(vi) shall also be applicable (subject, in each such case, to the provisions of Section 3(i) hereof) and to each other subsection contained in this Section 3(h):

                           (i) ISSUANCE OF RIGHTS OR OPTIONS. In case at any
                  time the Company shall in any manner grant any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "OPTIONS" and such convertible or exchangeable stock or securities (including debt securities) being called "CONVERTIBLE SECURITIES") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such

                  Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in Section 3(h)(iii), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) ISSUANCE OF CONVERTIBLE SECURITIES. In case the
                  Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (A) except as otherwise provided in
                  Section 3(h)(iii), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (B) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of Section 3(h).

                           (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon
                  the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in
                  Section 3(h)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections 3(h)(i) or 3(h)(ii), or the rate at which Convertible Securities referred to in Sections 3(h)(i) or 3(h)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this Section 3(h) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this Section 3(h) (including without limitation upon the redemption or purchase for consideration of Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                           (iv) CONSIDERATION FOR STOCK. In case any shares of
                  Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash or for a consideration including cash and such other consideration, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration (as determined by an independent investment bank mutually acceptable to the Holder and to the Company; PROVIDED, HOWEVER that the Holder shall have the absolute right to contest any such valuation in arbitration to be conducted by a single arbitrator acting in accordance with the Rules of the American Arbitration Association, using expedited procedures for resolution of commercial disputes, which arbitration shall be held in the City of New York), after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. The costs and expenses of the investment bank shall be borne solely by the Company and in the event of any arbitration, each party shall bear its own costs and expenses. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for consideration as determined by an independent investment bank mutually acceptable to the Holder and to the Company; PROVIDED, HOWEVER that the Holder shall have the absolute right to contest any such valuation in arbitration to be conducted by a single arbitrator acting in accordance with the Rules of the American Arbitration Association, using expedited procedures for resolution of commercial disputes, which arbitration shall be held in the City of New York. The costs and expenses of the investment bank shall be borne solely by the Company and in the event of any arbitration, each party shall bear its own costs and expenses.

                           (v) RECORD DATE. In case the Company shall take a
                  record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                  (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If the Company shall have taken a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (vi) TREASURY SHARES. The number of shares of Common
                  Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 3(i).

                  (i) EXCLUDED ISSUANCES. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (i) shares of Common Stock upon the conversion or exercise of Options or Convertible Securities outstanding on the date hereof; PROVIDED, HOWEVER, that if the conversion or exercise price of any Option or Convertible Security is repriced or otherwise adjusted downward to a conversion or exercise price that is less than the then effective Warrant Price other than on account of a stock split, the exclusion provided by this Section 3(i)(i) shall be inoperable in all regards in respect of such Options or Convertible Securities and such Options or Convertible Securities shall be deemed to be issued after the date of this Warrant and the provisions of Section 3(h) shall apply in all respects, (ii) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution payable pro rata to all holders of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) and (iii) options issued pursuant to the Company's 2001 Equity Incentive Plan (collectively, "EXCLUDED ISSUANCES").

                  (j) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to this Section 3, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment by a fraction, (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately thereafter. Notwithstanding the foregoing, under no circumstances shall the number of Warrant Shares issuable hereunder exceed 19.9% of the outstanding shares of the Company.

                  (k) NOTICE OF ADJUSTMENTS. With each adjustment pursuant to this Section 3, the Company shall deliver a certificate signed by its chief financial or executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed by first class mail, postage prepaid to the Holder.

                  (l) PARALLEL WARRANTS. If any Options or Convertible Securities now existing or hereafter granted or created has or have rights protecting dilution or impairment that are more favorable than the rights granted in this Warrant, then, at the Holder's option and without further action of the Company, this Warrant shall be deemed amended, as practicably as possible, to have such more favorable rights as such Options or Convertible Securities.

         Section 4. TRANSFER TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid.

         Section 5. MUTILATED OR MISSING WARRANTS. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity with respect thereto, if requested by the Company.

         Section 6. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued in connection with any exercise or cashless exercise hereunder, and in lieu of any such fractional shares the Company shall make a cash payment therefor to the Holder (or such other person or persons as directed by the Holder) based on the Fair Market Value of a share of Common Stock on the date of exercise or cashless exercise of this Warrant.

         Section 7. COMPLIANCE WITH SECURITIES ACT AND LEGENDS. The Holder, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof, are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state's securities laws. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as SCHEDULE 1 to EXHIBIT A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend substantially similar to that contained on the face of this Warrant.

         Section 8. RIGHTS AS STOCKHOLDERS; INFORMATION. Except as expressly provided in this Warrant, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents, notices and reports as are distributed from time to time to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

         Section 9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the then current Holder, and such change, waiver, discharge or termination shall be binding on all future Holders.

         Section 10. NOTICES. Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly given (a) on the date personally delivered to the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile transmission to a number provided to a party specifically for such purposes and the sending party receives confirmation of the completion of such transmission, (c) on the Business Day of delivery to Federal Express or similar overnight courier which utilizes a written form of receipt, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 10 by giving the other party written notice of the new address in the manner set forth herein, PROVIDED, HOWEVER that a change of address will be effective only upon the delivery of such written notice.

         Section 11. DESCRIPTIVE HEADINGS. The descriptive headings contained in this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         Section 12. GOVERNING LAW. The validity, interpretation and performance of this Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, regardless of the law that might be applied under principles of conflicts of law. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 13. ACCEPTANCE. Receipt of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         Section 14. IDENTITY OF TRANSFER AGENT. The Transfer Agent for the Common Stock is U.S. Stock & Transfer. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant, upon the request of the Holder the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

         Section 15. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

         Section 16. ASSIGNMENT. A Holder may transfer its rights hereunder, in whole or in part, to any other person without the consent of the Company provided that such transfer is in accordance with applicable law. Following a transfer and upon receipt by the Company of notice by a Holder of a transfer of any portion of this Warrant, the Company shall promptly deliver to a transferee a Warrant in the form hereof exercisable for the number of Warrant Shares the right of which to purchase has been transferred. In addition to, and not in limitation of, the foregoing, a Holder that is a corporation, a partnership or a limited liability company, may distribute any portion of a warrant to its respective shareholders, partners or members.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.



                                            SCIENT, INC.



                                            By: /s/ Jacques Tortoroli
                                               ---------------------------------
79 Fifth Avenue              <-ISSUER'S     Name: Jacques Tortoroli
---------------------------    ADDRESS      Title: Treasurer
New York, New York 10003       FAX
---------------------------
(212) 500-5032
---------------------------

                                   APPENDIX A

                               NOTICE OF EXERCISE

To: SCIENT, INC.

1.       The undersigned hereby irrevocably elects to purchase [     ] shares of
Common Stock of Scient, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, by cash, certified check/wire transfer/surrender of the originally executed Warrant.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:



----------------------------------

----------------------------------
            (Name)


----------------------------------
           (Address)



                                    (Signature)
----------------------------------

                                    (Date)
----------------------------------

3. Please issue a new Warrant of equivalent form and tenor for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


---------------------------------------


Date:
     ----------------------------------

(Warrantholder)
               ------------------------

Name: (Print)
             --------------------------
By:
   ------------------------------------

                                   SCHEDULE 1
                       INVESTMENT REPRESENTATION STATEMENT


Purchaser:
          -----------------------------
Company:  Scient, Inc.
Security: Common Stock
Amount:
        -------------------------------
Date:
        -------------------------------

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

(a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

(b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

(d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.


(f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden or proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

The representations contained in this Investment Representation Statement do not in any way alter, limit, change, modify or diminish Scient, Inc.'s obligations to the Purchaser contained in any written agreement between or among the Purchaser and Scient, Inc.

Purchaser:
          -----------------------------

                                   APPENDIX B

                            Net Issue Election Notice


To: Scient, Inc.

Date:[                         ]


         The undersigned hereby elects under Section 1(c) of this Warrant to
surrender the right to purchase [            ] shares of Common Stock pursuant
to this Warrant and hereby requests the issuance of [             ] shares of
Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.



-----------------------------------------
Signature



-----------------------------------------
Name for Registration



-----------------------------------------
Mailing Address